UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2009

BUFFALO WILD WINGS, INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

000-24743	31-1455913
(Commission File Number)	(IRS Employer Identification No.)
5500 Wayzata Boulevard, Suite 1600 Minneapolis, Minnesota 55416
(Address of Principal Executive Offices) (Zip Code)

(952) 593-9943
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On July 27, 2009, Buffalo Wild Wings, Inc. issued a press release announcing its 2009 second quarter financial results.  Attached hereto as Exhibit 99.1 and incorporated in this Report as if fully set forth herein is the full text of the press release.

The information contained in this Current Report on Form 8-K and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits.

                    (a)     Financial statements:  None.

                    (b)     Pro forma financial information:  None.

                    (c)     Shell company transactions:  None.

                    (d)     Exhibits:

                              99.1      Press Release dated July 27, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 27, 2009

BUFFALO WILD WINGS, INC.

		By:	/s/ James M. Schmidt
James M. Schmidt, Executive Vice
President, General Counsel and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

BUFFALO WILD WINGS, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
July 27, 2009	000-24743

BUFFALO WILD WINGS, INC.

EXHIBIT NO.	ITEM

99.1	Press Release dated July 27, 2009